Exhibit 10.9

Execution Version

SECOND AMENDMENT

THIS SECOND AMENDMENT, dated as of February 26, 2019 (this “Agreement”), by and among the Lenders party hereto, ANTERO MIDSTREAM PARTNERS LP, a Delaware limited partnership (the “Borrower”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), Swingline Lender and an L/C Issuer.

RECITALS:

WHEREAS, reference is hereby made to the Amended and Restated Credit Agreement, dated as of October 26, 2017, by and among the Borrower, each lender (collectively, the “Lenders” and individually, a “Lender”) and L/C Issuer from time to time party thereto, and Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender and an L/C Issuer (as amended by that certain First Amendment and Joinder Agreement, dated as of October 31, 2018 (the “First Amendment”), and as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used and not otherwise defined herein being used herein as therein defined);

WHEREAS, the Borrower desires to make certain amendments to the Credit Agreement pursuant to Section 10.01 of the Credit Agreement and as further set forth herein.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.      Amendment of the Credit Agreement.  Effective as of the Amendment Effective Date, Section 1.01 of the Credit Agreement is hereby amended by amending and restating clause (b) of the definition of “Change of Control” as follows:

“(b)       (i) if the Borrower is a limited partnership, the General Partner shall fail to directly or indirectly own and control beneficially and of record (free and clear of all Liens other than non-consensual Liens of the type permitted to be on Equity Interests under Section 7.01; provided that, this exception shall not apply to any foreclosure with respect to such Liens) 100% of the general partner interests of the Borrower, or (ii) if the Borrower is not a limited partnership, the General Partner shall fail to directly or indirectly own and control beneficially and of record (free and clear of all Liens other than non-consensual Liens of the type permitted to be on Equity Interests under Section 7.01; provided that, this exception shall not apply to any foreclosure with respect to such Liens) 100% of the ordinary voting power represented by the issued and outstanding Equity Interests of the Borrower; or”

Notwithstanding anything to the contrary in the First Amendment or in any other Loan Document, solely with respect to clause (b) of the definition of “Change of Control” in the Credit Agreement, this Agreement shall control and supersede any other prior or contemporaneously effective amendment or Loan Document with respect to clause (b) of the definition of “Change of Control”.

SECTION 2.      Confirmation of Loan Documents.  The Borrower hereby confirms and ratifies all of its obligations under the Loan Documents to which it is a party, including its obligations and the Liens granted by it under the Collateral Documents to which it is a party and confirms that all references in such Collateral Documents to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as amended and supplemented hereby without impairing any such obligations or Liens in any respect.

SECTION 3.     Conditions to Effectiveness.  The effectiveness of this Agreement is subject to the satisfaction or waiver of each of the following conditions (the date on which such conditions are satisfied or waived, the “Amendment Effective Date”):

(a)      The Administrative Agent shall have received a counterpart of this Agreement, executed and delivered by the Borrower and the Required Lenders.

(b)      The transactions contemplated by the Simplification Agreement shall have been consummated, in all material respects in accordance with the Simplification Agreement without any amendment, waiver or modification thereof that is materially adverse to the interests of the Lenders taken as a whole.

(c)      Each of the representations and warranties contained in Article V of the Credit Agreement and in each of the other Loan Documents shall be true and correct in all material respects (except with respect to representations and warranties which are expressly qualified by materiality, which shall be true and correct in all respects) on and as of the Amendment Effective Date as if made on and as of such date except to the extent that such representations and warranties expressly specifically refer to an earlier date (in which case such representations and warranties are true and correct in all material respects as of such earlier date) (except with respect to representations and warranties which are expressly qualified by materiality, which shall be true and correct in all respects).

(d)      No Default or Event of Default exists, both before and after giving effect to the consummation of the transactions contemplated by the Simplification Agreement.

(e)      The Administrative Agent shall have received from the Borrower, a certificate, dated as of the Amendment Effective Date, certifying that the conditions specified in clauses (b),  (c) and (d) above have been satisfied.

(f)      The Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to or on the Amendment Effective Date.

Notwithstanding the foregoing, the Amendment Effective Date shall not occur unless each of the foregoing conditions is satisfied (or waived pursuant to Section 10.1 of the Existing Credit Agreement) at or prior to 3:00 p.m., New York City time, on September 30, 2019.

SECTION 4.     Representations and Warranties of the Borrower.  The Borrower hereby represents and warrants, as of the Amendment Effective Date, as follows:

(a)      Each of the representations and warranties contained in Article V of the Credit Agreement and in each of the other Loan Documents is true and correct in all material respects (except with respect to representations and warranties which are expressly qualified by materiality, which shall be true and correct in all respects) on and as of the Amendment Effective Date as if made on and as of such date except to the extent that such representations and warranties expressly specifically refer to an earlier date (in which case such representations and warranties are true and correct in all material respects as of such earlier date).

(b)      No Default or Event of Default exists, both before and after giving effect to this Agreement.

SECTION 5.      Effects on Loan Documents.

(a)      Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(b)      The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents.

(c)      The Borrower and the other parties hereto acknowledge and agree that this Agreement shall constitute a Loan Document.

SECTION 6.      Amendments; Execution in Counterparts.

(a)      This Agreement shall not constitute an amendment of any other provision of the Credit Agreement not referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Lenders or the Administrative Agent.  Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

(b)      This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, the Administrative Agent, the Incremental Lenders and the other Lenders party hereto.  This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Agreement by facsimile or other electronic submission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 7.     GOVERNING LAW; WAIVER OF JURY TRIAL.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS.  EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION AND IN SECTION 10.14 OF THE CREDIT AGREEMENT.

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

ANTERO MIDSTREAM PARTNERS LP
By:	Antero Midstream Partners GP LLC, its general partner

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Chief Administrative Officer, Regional Senior
Vice President and Treasurer

[Signature Page to Second Amendment (Antero)]

Consented to by:

WELLS FARGO BANK, NATIONAL ASSOCIATION
as Administrative Agent, Lender, Swingline Lender and L/C Issuer

By:	/s/ Jonathan Herrick
Name:	Jonathan Herrick
Title:	Director

[Signature Page to Second Amendment (Antero)]

Consented to by:

JPMorgan Chase Bank, N.A.
as a Lender and a L/C Issuer

By:	/s/ David Morris
Name:	David Morris
Title:	Authorized Officer

ABN AMRO CAPITAL USA LLC
as a Lender

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ Anna C. Ferreira
Name:	Anna C. Ferreira
Title:	Vice-President

BARCLAYS BANK PLC
as a Lender

By:	/s/ Jake Lam
Name:	Jake Lam
Title:	Assistance Vice President

CAPITAL ONE, NATIONAL ASSOCIATION
as a Lender

By:	/s/ Christopher Kuna
Name:	Christopher Kuna
Title:	Director

CITIBANK, N.A.
as a Lender

By:	/s/ Phil Ballard
Name:	Phil Ballard
Title:	Vice President

[Signature Page to Second Amendment (Antero)]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
as a Lender

By:	/s/ Michael Willis
Name:	Michael Willis
Title:	Managing Director

By:	/s/ Joseph Cariello
Name:	Joseph Cariello
Title:	Director

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH
as a Lender

By:	/s/ Marc Graham
Name:	Marc Graham
Title:	Managing Director

BMO HARRIS BANK N.A.
as a Lender

By:	/s/ Melissa Guzmann
Name:	Melissa Guzmann
Title:	Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Christopher Zybrick
Name:	Christopher Zybrick
Title:	Authorized Signatory

SUMITOMO MITSUI BANKING CORPORATION
as a Lender

By:	/s/ Katsuyuki Kubo
Name:	Katsuyuki Kubo
Title:	Managing Director

THE TORONTO-DOMINION BANK, NEW YORK BRANCH
as a Lender

By:	/s/ Michael Borowiecki
Name:	Michael Borowiecki
Title:	Authorized Signatory

[Signature Page to Second Amendment (Antero)]

U.S. BANK NATIONAL ASSOCIATION
as a Lender

By:	/s/ John C. Lozano
Name:	John C. Lozano
Title:	Senior Vice President

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Greg M. Hall
Name:	Greg M. Hall
Title:	Vice President

BRANCH BANKING AND TRUST COMPANY
as a Lender

By:	/s/ James Giordano
Name:	James Giordano
Title:	Senior Vice President

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as a Lender

By:	/s/ Trude Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

By:	/s/ Megan Larson
Name:	Megan Larson
Title:	Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Denise S. Davis
Name:	Denise S. Davis
Title:	Vice President

ING CAPITAL, LLC
as a Lender

By:	/s/ Josh Strong
Name:	Josh Strong

[Signature Page to Second Amendment (Antero)]

Title:	Director

By:	/s/ Scott Lamoreaux
Name:	Scott Lamoreaux
Title:	Director

COMPASS BANK,
as a Lender

By:	/s/ Mark H. Wolf
Name:	Mark H. Wolf
Title:	Senior Vice President

[Signature Page to Second Amendment (Antero)]